EXHIBIT 32.2

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Micropac Industries, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

1.
The Annual Report on Form 10-K for the year ended November 30, 2010 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 8, 2011	/s/ Patrick S. Cefalu
Patrick S. Cefalu
Executive Vice President
and Chief Financial Officer
(Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.